Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint Joseph D. Emanuel, Secretary of the American Skandia Life Assurance Corporation (the “Corporation”), and in his absence, Laura K. Kealey, Vice President, Corporate Counsel, or C. Christopher Sprague, Vice President, Corporate Counsel, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on the following Form S-3 registration statements of the Corporation: 333-24989 pertaining to the registration statement for the market value adjustment option that accompanies the Advisors Choice 2000 Form N-4 registration statement (333-08853) AND 333-117052 pertaining to the registration statement for the market value adjustment option that accompanies the American Skandia Advisor Plan III, American Skandia APEX II, American Skandia XTra Credit Six and American Skandia LifeVest II Form N-4 registration statements (333-96577, 333-71654, 333-71834 and 333-71672, respectively), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 17th day of April, 2006

/s/ James J. Avery, Jr.
James J. Avery, Jr.
Vice Chairman and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint Joseph D. Emanuel, Secretary of the American Skandia Life Assurance Corporation (the “Corporation”), and in his absence, Laura K. Kealey, Vice President, Corporate Counsel, or C. Christopher Sprague, Vice President, Corporate Counsel, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on the following Form S-3 registration statements of the Corporation: 333-24989 pertaining to the registration statement for the market value adjustment option that accompanies the Advisors Choice 2000 Form N-4 registration statement (333-08853) AND 333-117052 pertaining to the registration statement for the market value adjustment option that accompanies the American Skandia Advisor Plan III, American Skandia APEX II, American Skandia XTra Credit Six and American Skandia LifeVest II Form N-4 registration statements (333-96577, 333-71654, 333-71834 and 333-71672, respectively), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 17 day of April, 2006

/s/ Michael Bohm
Michael Bohm
Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint Joseph D. Emanuel, Secretary of the American Skandia Life Assurance Corporation (the “Corporation”), and in his absence, Laura K. Kealey, Vice President, Corporate Counsel, or C. Christopher Sprague, Vice President, Corporate Counsel, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on the following Form S-3 registration statements of the Corporation: 333-24989 pertaining to the registration statement for the market value adjustment option that accompanies the Advisors Choice 2000 Form N-4 registration statement (333-08853) AND 333-117052 pertaining to the registration statement for the market value adjustment option that accompanies the American Skandia Advisor Plan III, American Skandia APEX II, American Skandia XTra Credit Six and American Skandia LifeVest II Form N-4 registration statements (333-96577, 333-71654, 333-71834 and 333-71672, respectively), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 17th day of April, 2006

/s/ C. Edward Chaplin
C. Edward Chaplin
Treasurer and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint Joseph D. Emanuel, Secretary of the American Skandia Life Assurance Corporation (the “Corporation”), and in his absence, Laura K. Kealey, Vice President, Corporate Counsel, or C. Christopher Sprague, Vice President, Corporate Counsel, as her true and lawful attorney-in-fact and agent with all power and authority on her behalf to sign her name, in any and all capabilities, on the following Form S-3 registration statements of the Corporation: 333-24989 pertaining to the registration statement for the market value adjustment option that accompanies the Advisors Choice 2000 Form N-4 registration statement (333-08853) AND 333-117052 pertaining to the registration statement for the market value adjustment option that accompanies the American Skandia Advisor Plan III, American Skandia APEX II, American Skandia XTra Credit Six and American Skandia LifeVest II Form N-4 registration statements (333-96577, 333-71654, 333-71834 and 333-71672, respectively), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 18th day of April, 2006

/s/ Helen M. Galt
Helen M. Galt
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint Joseph D. Emanuel, Secretary of the American Skandia Life Assurance Corporation (the “Corporation”), and in his absence, Laura K. Kealey, Vice President, Corporate Counsel, or C. Christopher Sprague, Vice President, Corporate Counsel, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on the following Form S-3 registration statements of the Corporation: 333-24989 pertaining to the registration statement for the market value adjustment option that accompanies the Advisors Choice 2000 Form N-4 registration statement (333-08853) AND 333-117052 pertaining to the registration statement for the market value adjustment option that accompanies the American Skandia Advisor Plan III, American Skandia APEX II, American Skandia XTra Credit Six and American Skandia LifeVest II Form N-4 registration statements (333-96577, 333-71654, 333-71834 and 333-71672, respectively), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 17th day of April, 2006

/s/ Bernard J. Jacob
Bernard J. Jacob
President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint Joseph D. Emanuel, Secretary of the American Skandia Life Assurance Corporation (the “Corporation”), and in his absence, Laura K. Kealey, Vice President, Corporate Counsel, or C. Christopher Sprague, Vice President, Corporate Counsel, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on the following Form S-3 registration statements of the Corporation: 333-24989 pertaining to the registration statement for the market value adjustment option that accompanies the Advisors Choice 2000 Form N-4 registration statement (333-08853) AND 333-117052 pertaining to the registration statement for the market value adjustment option that accompanies the American Skandia Advisor Plan III, American Skandia APEX II, American Skandia XTra Credit Six and American Skandia LifeVest II Form N-4 registration statements (333-96577, 333-71654, 333-71834 and 333-71672, respectively), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 17 day of April, 2006

/s/ Ronald P. Joelson
Ronald P. Joelson
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint Joseph D. Emanuel, Secretary of the American Skandia Life Assurance Corporation (the “Corporation”), and in his absence, Laura K. Kealey, Vice President, Corporate Counsel, or C. Christopher Sprague, Vice President, Corporate Counsel, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on the following Form S-3 registration statements of the Corporation: 333-24989 pertaining to the registration statement for the market value adjustment option that accompanies the Advisors Choice 2000 Form N-4 registration statement (333-08853) AND 333-117052 pertaining to the registration statement for the market value adjustment option that accompanies the American Skandia Advisor Plan III, American Skandia APEX II, American Skandia XTra Credit Six and American Skandia LifeVest II Form N-4 registration statements (333-96577, 333-71654, 333-71834 and 333-71672, respectively), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 18th day of April, 2006

/s/ Andrew J. Mako
Andrew J. Mako
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint Joseph D. Emanuel, Secretary of the American Skandia Life Assurance Corporation (the “Corporation”), and in his absence, Laura K. Kealey, Vice President, Corporate Counsel, or C. Christopher Sprague, Vice President, Corporate Counsel, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, on the following Form S-3 registration statements of the Corporation: 333-24989 pertaining to the registration statement for the market value adjustment option that accompanies the Advisors Choice 2000 Form N-4 registration statement (333-08853) AND 333-117052 pertaining to the registration statement for the market value adjustment option that accompanies the American Skandia Advisor Plan III, American Skandia APEX II, American Skandia XTra Credit Six and American Skandia LifeVest II Form N-4 registration statements (333-96577, 333-71654, 333-71834 and 333-71672, respectively), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 17 day of April, 2006

/s/ David R. Odenath, Jr.
David R. Odenath, Jr.
President and Chief Executive Officer